UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, without par value	HI	New York Stock Exchange

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            On December 2, 2021, the Board of Directors (the “Board”) of Hillenbrand, Inc. (the “Company”) adopted and approved the Hillenbrand, Inc. Third Amended and Restated Short-Term Incentive Compensation Plan for Key Executives (the “2021 STIC Plan”). The 2021 STIC Plan amends and restates in its entirety the Company’s prior Second Amended and Restated Short-Term Incentive Compensation Plan for Key Executives, which was approved by the Board effective as of October 1, 2018 (the “Prior Plan”).

Consistent with the purpose of the Prior Plan, the purpose of the 2021 STIC Plan is to advance the interests of the Company by providing for annual bonuses to eligible executives, including named executive officers, consistent with the Company’s compensation philosophy.

The 2021 STIC Plan will be administered by the Compensation and Management Development Committee of the Board (the “Committee”), consistent with the administration of the Prior Plan. The Committee is authorized to select the performance goals applicable to award opportunities from the list included in the 2021 STIC Plan and to establish performance targets and payout formulas.

The 2021 STIC Plan expands the list of potential performance goals from those included in the Prior Plan to include additional financial and operational metrics as well as diversity, equity, and inclusion (DE&I) and environmental, social, and governance (ESG) metrics. The 2021 STIC Plan also allows for awards based on performance periods that may differ from our fiscal year; permits the grant of discretionary bonuses, as determined by the Committee in the application of our compensation objectives; and continues to provide authority to adjust performance goals or related achievement levels to reflect changes in our business operations, corporate transactions, or other similar events.

The foregoing brief description of the 2021 STIC Plan is qualified in its entirety by reference to the full 2021 STIC Plan, which is attached as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Hillenbrand, Inc. Third Amended and Restated Short-Term Incentive Compensation Plan for Key Executives

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2021

HILLENBRAND, INC.

	By:	/s/ Nicholas R. Farrell
Nicholas R. Farrell
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer